As filed with the Securities and Exchange Commission on April 30, 2010

Registration No. 333-164877

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

AMENDMENT NO. 3 TO

FORM S-3

Registration Statement Under

The Securities Act of 1933

YRC Worldwide Inc.

(Exact name of registrant as specified in its charter)

Delaware	48-0948788
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

10990 Roe Avenue

Overland Park, Kansas 66211

(913) 696-6100

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Daniel J. Churay

Executive Vice President, General Counsel and Secretary

10990 Roe Avenue

Overland Park, Kansas 66211

(913) 696-6100

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Dennis M. Myers, P.C. Kirkland & Ellis LLP 300 North LaSalle Street Chicago, IL 60654 (312) 862-2000	Steven E. Siesser, Esq. Alan Wovsaniker, Esq. Lowenstein Sandler P.C. 1251 Avenue of the Americas New York, New York 10020 (212) 262-6700

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this registration statement as determined by market conditions.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act (Check one):

Large accelerated filer	☐	Accelerated filer	☒
Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☐

The registrants hereby amend this registration statement on such date or dates as may be necessary to delay its effective date until the registrants shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

TABLE OF ADDITIONAL REGISTRANTS

Exact Name of Co-Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.

Globe.com Lines, Inc.	Delaware	52-2068065

YRC Inc.	Delaware	34-0492670

YRC Logistics, Inc.	Delaware	48-1233134

YRC Logistics Global, LLC	Delaware	48-1119865

Roadway LLC	Delaware	20-0453812

Roadway Next Day Corporation	Pennsylvania	23-2200465

YRC Enterprise Services, Inc.	Delaware	20-0780375

YRC Regional Transportation, Inc.	Delaware	36-3790696

USF Sales Corporation	Delaware	36-3799036

USF Holland Inc.	Michigan	38-0655940

USF Reddaway Inc.	Oregon	93-0262830

USF Glen Moore Inc.	Pennsylvania	23-2443760

YRC Logistics Services, Inc.	Illinois	36-3783345

IMUA Handling Corporation	Hawaii	36-4305355

The address, including zip code and telephone number, including area code, of each additional registrant’s principal executive offices is shown on the cover page of this registration statement on Form S-3. The name, address, including zip code, of the agent for service for each of the additional registrants is Daniel J. Churay, Executive Vice President, General Counsel and Secretary, YRC Worldwide Inc., 10990 Roe Avenue, Overland Park, Kansas 66211.

EXPLANATORY NOTE

This Amendment No. 3 to the Registration Statement on Form S-3 is being filed solely for the purposes of filing exhibits.

PART II INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.	Other Expenses of Issuance and Distribution.

The following table sets forth the estimated expenses to be incurred by the Company in connection with the offering of the securities registered under this registration statement. All amounts are estimated, except for the SEC registration fee.

SEC registration fee	$7,687
Printing expenses	$10,000
Legal fees and expenses	$120,000
Accounting fees and expenses	$10,000
Miscellaneous expenses	$10,000

Total	$157,687

Item 15.	Indemnification of Directors and Officers.

The Certificate of Incorporation of the Company provides that the Company’s directors shall not be personally liable to the Company or its shareholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Company or its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law (the “DGCL”), or (iv) for any transaction from which the director derived an improper personal benefit.

The Bylaws of the Company and DGCL Section 145 together provide that the Company may indemnify its present or former directors and officers, as well as other employees and individuals (each an “Indemnified Party,” and collectively, “Indemnified Parties”), against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement in connection with specified actions, suits or proceedings, whether civil, criminal, administrative or investigative, other than in connection with actions by or in the right of the Company (a “derivative action”), if an Indemnified Party acted in good faith and in a manner such Indemnified Party reasonably believed to be in or not opposed to the Company’s best interests and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his or her conduct was unlawful. A similar standard is applicable in the case of derivative actions, except that the Company may only indemnify an Indemnified Party for expenses (including attorneys’ fees) incurred in connection with the defense or settlement of such derivative action. Additionally, in the context of a derivative action, DGCL Section 145 requires a court approval before there can be any indemnification where an Indemnified Party has been found liable to the Company. The statute provides that it is not exclusive of other indemnification arrangements that may be granted pursuant to a corporation’s charter, bylaws, disinterested director vote, shareholder vote, agreement or otherwise. The Certificate of Incorporation and Bylaws of the Company also provide that if the DGCL is amended to permit further elimination or limitation of the personal liability of the directors, then the liability of the Company’s directors shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

The Company maintains directors’ and officers’ liability insurance against any actual or alleged error, misstatement, misleading statement, act, omission, neglect or breach of duty by any director or officer, excluding certain maters including fraudulent, dishonest or criminal acts or self-dealing. The Company also maintains an employed lawyers’ insurance policy for employees (including officers) that are licensed to practice law (“counsel”).

The Company has entered into indemnification agreements with certain of its directors, officers, and counsel. Under the indemnification agreements, the Company agreed to indemnify each indemnified party, subject to certain limitations, to the maximum extent permitted by Delaware law against all litigation costs, including attorneys fees and expenses, and losses, in connection with any proceeding to which the indemnified party is a party, or is threatened to be made a party, by reason of the fact that the indemnified party is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee, trustee or agent of another entity related to the business of the Company. The indemnification agreements also provide (i) for the advancement of expenses by the Company, subject to certain conditions, (ii) a procedure for determining an indemnified party’s entitlement to indemnification and (iii) for certain remedies for the indemnified party. In addition, the indemnification agreements require the Company to cover the indemnified party under any directors’ and officers’ insurance policy or, with respect to counsel, under any employed lawyers insurance policy, maintained by the Company.

Item 16.	Exhibits.

See the Exhibit Index beginning on page E-1, which Exhibit Index is incorporated into this registration statement by reference.

Item 17.	Undertakings.

(a) The undersigned registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

Provided, however, that: paragraphs (a)(1)(i), (a)(1)(ii), and (a)(1)(iii) above do not apply if the registration statement is on Form S-3 or Form F-3 and the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

(i) Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(ii) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which the prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

(5) That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities:

The undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv) Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Overland Park, State of Kansas, on April 30, 2010.

YRC Worldwide Inc.

By:	/s/ SHEILA K. TAYLOR
Sheila K. Taylor
Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ WILLIAM D. ZOLLARS William D. Zollars	Chairman of the Board of Directors, President and Chief Executive Officer (Principal Executive Officer)	April 30, 2010

/s/ SHEILA K. TAYLOR Sheila K. Taylor	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	April 30, 2010

/s/ PHIL J. GAINES Phil J. Gaines	Senior Vice President – Finance and Chief Accounting Officer (Principal Accounting Officer)	April 30, 2010

* Michael T. Byrnes	Director	April 30, 2010

* Cassandra C. Carr	Director	April 30, 2010

* Howard M. Dean	Director	April 30, 2010

* Dennis E. Foster	Director	April 30, 2010

* Phillip J. Meek	Director	April 30, 2010

* Mark A. Schulz	Director	April 30, 2010

William L. Trubeck	Director

Signature	Title	Date

* Carl W. Vogt	Director	April 30, 2010

*	The undersigned, by signing his name hereto, does execute this registration statement on behalf of the persons identified above pursuant to a power of attorney

By:	/S/ DANIEL J. CHURAY
Daniel J. Churay
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Overland Park, State of Kansas, on April 30, 2010.

Globe.com Lines, Inc.

By:	/s/ BRENDA STASIULIS
Brenda Stasiulis
Vice President—Finance

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ JOHN E. CARR John E. Carr	President (Principal Executive Officer) and Director	April 30, 2010

/S/ BRENDA STASIULIS Brenda Stasiulis	Vice President - Finance (Principal Financial and Accounting Officer) and Director	April 30, 2010

* Reid A. Schultz	Director	April 30, 2010

*	The undersigned, by signing his name hereto, does execute this registration statement on behalf of the persons identified above pursuant to a power of attorney

By:	/S/ DANIEL J. CHURAY
Daniel J. Churay
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Overland Park, State of Kansas, on April 30, 2010.

YRC Inc.

By:	/s/ PHIL J. GAINES
Phil J. Gaines
Senior Vice President—Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MICHAEL J. SMID Michael J. Smid	President (Principal Executive Officer) and Director	April 30, 2010

/s/ PHIL J. GAINES Phil J. Gaines	Senior Vice President—Chief Financial Officer (Principal Financial and Accounting Officer) and Director	April 30, 2010

* Jeff P. Bennett	Director	April 30, 2010

*	The undersigned, by signing his name hereto, does execute this registration statement on behalf of the persons identified above pursuant to a power of attorney

By:	/S/ DANIEL J. CHURAY
Daniel J. Churay
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Overland Park, State of Kansas, on April 30, 2010.

YRC Enterprise Services, Inc.

By:	/S/ PHIL J. GAINES
Phil J. Gaines
Senior Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ MICHAEL J. SMID Michael J. Smid	President and Chief Executive Officer (Principal Executive Officer) and Director	April 30, 2010

/S/ PHIL J. GAINES Phil J. Gaines	Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer) and Director	April 30, 2010

* Jeff P. Bennett	Director	April 30, 2010

*	The undersigned, by signing his name hereto, does execute this registration statement on behalf of the persons identified above pursuant to a power of attorney

By:	/S/ DANIEL J. CHURAY
Daniel J. Churay
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Overland Park, State of Kansas, on April 30, 2010.

YRC Logistics, Inc.

By:	/S/ BRENDA STASIULIS
Brenda Stasiulis
Vice President—Finance

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ JOHN E. CARR John E. Carr	President (Principal Executive Officer) and Director	April 30, 2010

/S/ BRENDA STASIULIS Brenda Stasiulis	Vice President - Finance (Principal Financial and Accounting Officer) and Director	April 30, 2010

* Reid A. Schultz	Director	April 30, 2010

*	The undersigned, by signing his name hereto, does execute this registration statement on behalf of the persons identified above pursuant to a power of attorney

By:	/S/ DANIEL J. CHURAY
Daniel J. Churay
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Overland Park, State of Kansas, on April 30, 2010.

YRC Logistics Global, LLC

By:	/S/ BRENDA STASIULIS
Brenda Stasiulis
Vice President—Finance

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ JOHN E. CARR John E. Carr	President (Principal Executive Officer) and Manager	April 30, 2010

/S/ BRENDA STASIULIS Brenda Stasiulis	Vice President - Finance (Principal Financial and Accounting Officer) and Manager	April 30, 2010

* Reid A. Schultz	Manager	April 30, 2010

*	The undersigned, by signing his name hereto, does execute this registration statement on behalf of the persons identified above pursuant to a power of attorney

By:	/S/ DANIEL J. CHURAY
Daniel J. Churay
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Overland Park, State of Kansas, on April 30, 2010.

Roadway LLC

By:	/S/ PHIL J. GAINES
Phil J. Gaines
Senior Vice President—Finance

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ MICHAEL J. SMID Michael J. Smid	President (Principal Executive Officer) and Manager	April 30, 2010

/S/ PHIL J. GAINES Phil J. Gaines	Senior Vice President - Finance (Principal Financial and Accounting Officer) and Manager	April 30, 2010

* Jeff P. Bennett	Manager	April 30, 2010

*	The undersigned, by signing his name hereto, does execute this registration statement on behalf of the persons identified above pursuant to a power of attorney

By:	/S/ DANIEL J. CHURAY
Daniel J. Churay
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Overland Park, State of Kansas, on April 30, 2010.

Roadway Next Day Corporation

By:	/S/ PHIL J. GAINES
Phil J. Gaines
Senior Vice President—Finance

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ MICHAEL J. SMID Michael J. Smid	President (Principal Executive Officer) and Director	April 30, 2010

/S/ PHIL J. GAINES Phil J. Gaines	Senior Vice President - Finance (Principal Financial and Accounting Officer)	April 30, 2010

* Jeff P. Bennett	Director	April 30, 2010

* Paul F. Liljegren	Director	April 30, 2010

*	The undersigned, by signing his name hereto, does execute this registration statement on behalf of the persons identified above pursuant to a power of attorney

By:	/S/ DANIEL J. CHURAY
Daniel J. Churay
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Overland Park, State of Kansas, on April 30, 2010.

YRC Regional Transportation, Inc.

By:	/S/ PAUL F. LILJEGREN
Paul F. Liljegren
Vice President - Finance

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ MICHAEL J. SMID Michael J. Smid	President (Principal Executive Officer) and Director	April 30, 2010

/S/ PAUL F. LILJEGREN Paul F. Liljegren	Vice President - Finance (Principal Financial and Accounting Officer) and Director	April 30, 2010

* Jeff P. Bennett	Director	April 30, 2010

*	The undersigned, by signing his name hereto, does execute this registration statement on behalf of the persons identified above pursuant to a power of attorney

By:	/S/ DANIEL J. CHURAY
Daniel J. Churay
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Overland Park, State of Kansas, on April 30, 2010.

USF Sales Corporation

By:	/S/ PAUL F. LILJEGREN
Paul F. Liljegren
Vice President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ JEFF P. BENNETT Jeff P. Bennett	President and Secretary (Principal Executive Officer) and Director	April 30, 2010

/S/ PAUL F. LILJEGREN Paul F. Liljegren	Vice President (Principal Financial and Accounting Officer) and Director	April 30, 2010

* Michael J. Smid	Director	April 30, 2010

*	The undersigned, by signing his name hereto, does execute this registration statement on behalf of the persons identified above pursuant to a power of attorney

By:	/S/ DANIEL J. CHURAY
Daniel J. Churay
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Overland Park, State of Kansas, on April 30, 2010.

USF Holland Inc.

By:	/S/ DANIEL L. OLIVIER
Daniel L. Olivier
Vice President, Finance

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ JEFFREY A. ROGERS Jeffrey A. Rogers	President (Principal Executive Officer) and Director	April 30, 2010

/S/ DANIEL L. OLIVIER Daniel L. Olivier	Vice President, Finance (Principal Financial and Accounting Officer) and Director	April 30, 2010

* Jeff P. Bennett	Director	April 30, 2010

*	The undersigned, by signing his name hereto, does execute this registration statement on behalf of the persons identified above pursuant to a power of attorney

By:	/S/ DANIEL J. CHURAY
Daniel J. Churay
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Overland Park, State of Kansas, on April 30, 2010.

USF Reddaway Inc.

By:	/S/ THOMAS S. PALMER
Thomas S. Palmer
Vice President - Finance and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS J. O’CONNOR Thomas J. O’Connor	President and Chief Executive Officer ( Principal Executive Officer) and Director	April 30, 2010

/S/ THOMAS S. PALMER Thomas S. Palmer	Vice President - Finance and Chief Financial Officer (Principal Financial and Accounting Officer) and Director	April 30, 2010

* Joseph Pec	Director	April 30, 2010

*	The undersigned, by signing his name hereto, does execute this registration statement on behalf of the persons identified above pursuant to a power of attorney

By:	/S/ DANIEL J. CHURAY
Daniel J. Churay
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Overland Park, State of Kansas, on April 30, 2010.

USF Glen Moore Inc.

By:	/S/ GARY PRUDEN
Gary Pruden
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ GARY PRUDEN Gary Pruden	President (Principal Executive Officer) and Director	April 30, 2010

/S/ PHIL J. GAINES Phil J. Gaines	Senior Vice President - Finance (Principal Financial and Accounting Officer) and Director	April 30, 2010

* Joseph Pec	Director	April 30, 2010

*	The undersigned, by signing his name hereto, does execute this registration statement on behalf of the persons identified above pursuant to a power of attorney

By:	/S/ DANIEL J. CHURAY
Daniel J. Churay
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Overland Park, State of Kansas, on April 30, 2010.

YRC Logistics Services, Inc.

By:	/S/ BRENDA STASIULIS
Brenda Stasiulis
Vice President - Finance

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ JOHN E. CARR John E. Carr	President and Chief Executive Officer (Principal Executive Officer) and Director	April 30, 2010

/S/ BRENDA STASIULIS Brenda Stasiulis	Vice President - Finance (Principal Financial and Accounting Officer) and Director	April 30, 2010

* Reid A. Schultz	Director	April 30, 2010

*	The undersigned, by signing his name hereto, does execute this registration statement on behalf of the persons identified above pursuant to a power of attorney

By:	/S/ DANIEL J. CHURAY
Daniel J. Churay
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Overland Park, State of Kansas, on April 30, 2010.

IMUA Handling Corporation

By:	/S/ BRENDA STASIULIS
Brenda Stasiulis
Vice President - Finance

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ JOHN E. CARR John E. Carr	President (Principal Executive Officer) and Director	April 30, 2010

/S/ BRENDA STASIULIS Brenda Stasiulis	Vice President - Finance (Principal Financial and Accounting Officer) and Director	April 30, 2010

* Reid A. Schultz	Director	April 30, 2010

*	The undersigned, by signing his name hereto, does execute this registration statement on behalf of the persons identified above pursuant to a power of attorney

By:	/S/ DANIEL J. CHURAY
Daniel J. Churay
Attorney-in-Fact

Schedule of Exhibits

3.1	Certificate of Incorporation of the Company (incorporated by reference to Exhibit 3.1 to the Annual Report on Form 10-K for the year ended December 31, 2002, File No. 000-12255), as amended by Certificate of Amendment to Certificate of Incorporation (incorporated by reference to Exhibit 4.2 to the Registration Statement on Form S-8, filed on December 23, 2003, File No. 000-12255), Certificate of Ownership and Merger (incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K, filed on January 3, 2006, File No. 000-12255) and Certificate of Amendment to Certificate of Incorporation (incorporated by reference to Exhibit 3.1.4 to the Annual Report on Form 10-K for the year ended December 31, 2009, File No. 000-12255).

3.2	Bylaws of the Company, as amended through May 14, 2009 (incorporated by reference to Exhibit 3.1 to Current Report on Form 8-K, filed on May 14, 2009, File No. 000-12255).

3.3	Certificate of Incorporation of Globe.com Lines, Inc., as amended (incorporated by reference to Exhibit 3.9 to Yellow Corporation’s Registration Statement on Form S-3 filed on October 22, 2003, File No. 333-109896).

3.4	Amended and Restated Bylaws of Globe.com Lines, Inc. (incorporated by reference to Exhibit 3.9 to Yellow Roadway Corporation’s Registration Statement on Form S-3 filed on February 23, 2004, File No. 333-113021).

3.5*	Amended and Restated Certificate of Incorporation of YRC Inc., as further amended.

3.6	Amended and Restated Bylaws of YRC Inc., f/k/a Roadway Express, Inc. (incorporated by reference to Exhibit 3.21 to Yellow Roadway Corporation’s Registration Statement on Form S-3 filed on February 23, 2004, File No. 333-113021).

3.7*	Certificate of Incorporation of YRC Logistics, Inc., as amended.

3.8*	Amended and Restated Bylaws of YRC Logistics, Inc.

3.9*	Certificate of Formation of YRC Logistics Global, LLC, as amended.

3.10*	Amended and Restated Limited Liability Company Agreement of YRC Logistics Global, LLC

3.11	Certificate of Formation of Roadway LLC, as amended (incorporated by reference to Exhibit 3.18 to Yellow Roadway Corporation’s Registration Statement on Form S-3 filed on February 23, 2004, File No. 333-113021).

3.12	Limited Liability Company Agreement of Roadway LLC (incorporated by reference to Exhibit 3.19 to Yellow Roadway Corporation’s Registration Statement on Form S-3 filed on February 23, 2004, File No. 333-113021).

3.13	Certificate of Incorporation of Roadway Next Day Corporation (incorporated by reference to Exhibit 3.22 to Yellow Roadway Corporation’s Registration Statement on Form S-3 filed on February 23, 2004, File No. 333-113021).

3.14	Bylaws of Roadway Next Day Corporation (incorporated by reference to Exhibit 3.23 to Yellow Roadway Corporation’s Registration Statement on Form S-3 filed on February 23, 2004, File No. 333-113021).

3.15*	Certificate of Incorporation of YRC Enterprise Services, Inc., as amended.

3.16*	Bylaws of YRC Enterprise Services, Inc.

3.17*	Certificate of Incorporation of YRC Regional Transportation, Inc., as amended.

3.18	Amended and Restated Bylaws of YRC Regional Transportation, Inc., f/k/a USF Corporation (incorporated by reference to Exhibit 3.27 to Yellow Roadway Corporation’s Registration Statement on Form S-4 filed on June 21, 2005, File No. 333-126006).

3.19*	Certificate of Incorporation of USF Sales Corporation, as amended.

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3.20*	Amended and Restated Bylaws of USF Sales Corporation.

3.21*	Certificate of Incorporation of USF Holland Inc., as amended.

3.22	Amended and Restated Bylaws of USF Holland Inc. (incorporated by reference to Exhibit 3.29 to Yellow Roadway Corporation’s Registration Statement on Form S-4 filed on June 21, 2005, File No. 333-126006).

3.23*	Certificate of Incorporation of USF Reddaway Inc., as amended.

3.24*	Bylaws of USF Reddaway Inc.

3.25*	Certificate of Incorporation of USF Glen Moore Inc., as amended.

3.26*	Bylaws of USF Glen Moore Inc.

3.27*	Certificate of Incorporation of YRC Logistics Services, Inc., f/k/a USF Distribution Services, Inc., as amended.

3.28*	Amended and Restated Bylaws of YRC Logistics Services, Inc., as further amended.

3.29*	Certificate of Incorporation of IMUA Handling Corporation, as amended.

3.30*	Bylaws of IMUA Handling Corporation, as amended.

4.1	Certificate of Designations, Preferences, Powers and Rights of Class A Convertible Preferred Stock (incorporated by reference to Exhibit 3.1 to Current Report on Form 8-K, filed on January 7, 2010, File No. 000-12255).

4.2	Indenture (including form of note), among the Company, the guarantors named therein and U.S. Bank National Association, as trustee, relating to the Company’s 6% Convertible Senior Notes due 2014 (incorporated by reference to Exhibit 4.1 of Current Report on Form 8-K, filed on February 24, 2010, File No. 000-12255).

4.3	Registration Rights Agreement, dated as of February 11, 2010, among the Company, the guarantors named therein and the purchasers named therein (incorporated by reference to Exhibit 4.2 of Current Report on Form 8-K, filed on February 11, 2010, File No. 000-12255).

5.1**	Opinion of Kirkland & Ellis LLP regarding the legality of the securities being registered hereby.

5.2**	Opinion of Kobayashi, Sugita & Goda with respect to IMUA Handling Corporation.

5.3**	Opinion of Clark Hill PLC with respect to USF Holland Inc.

5.4**	Opinion of Stoel Rives, LLP with respect to USF Reddaway Inc.

5.5**	Opinion of Morgan, Lewis & Bockius LLP with respect to Roadway Next Day Corporation.

5.6**	Opinion of Morgan, Lewis & Bockius LLP with respect to USF Glen Moore Inc.

10.1	Note Purchase Agreement, dated February 11, 2010, among the Company, the guarantors named therein and the purchasers named therein (incorporated by reference to Exhibit 99.1 of Current Report on Form 8-K, filed on February 11, 2010, File No. 000-12255).

10.2	Escrow Agreement, by and among the Company, the investors named therein and U.S. Bank National Association, as escrow agent (incorporated by reference to Exhibit 99.1 to Current Report on Form 8-K, filed on February 24, 2010, File No. 000-12255).

12.1*	Statement re Computation of Ratios.

23.1*	Consent of KPMG LLP, Independent Registered Public Accounting Firm.

23.2**	Consent of Kirkland & Ellis LLP (included in Exhibit 5.1).

23.3**	Consent of Kobayashi, Sugita & Goda (included in Exhibit 5.2).

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23.4**	Consent of Clark Hill PLC (included in Exhibit 5.3).

23.5**	Consent of Stoel Rives, LLP (included in Exhibit 5.4).

23.6**	Consent of Morgan, Lewis & Bockius LLP (included in Exhibit 5.5).

23.7**	Consent of Morgan, Lewis & Bockius LLP (included in Exhibit 5.6).

24.1*	Powers of Attorney (included in signature pages).

25.1	Statement of Eligibility of Trustee on Form T-1 (incorporated by reference to Exhibit 25.1 to Current Report on Form 8-K, filed on February 24, 2010, File No. 000-12255).

*	Previously filed.
**	Indicates documents filed herewith.

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